UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2010

MacroSolve, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	73-1518725
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification Number)

 (Address of principal executive offices) (zip code)

(918) 280-8693
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Peter DiChiara, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 1, 2010, the Board of Directors of Macrosolve, Inc. (the “Company”) elected David R. Lawson  as a new director of the Company, effective immediately. There is no arrangement or understanding between  Mr. Lawson and any other person pursuant to which Mr. Lawson was selected as a director. Mr. Lawson has no material interest in any prior, existing or proposed transaction or series of transactions with the Company or its management. A press release announcing Mr. Lawson’s election is included herewith as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99	Press Release of MacroSolve, Inc. dated November 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MacroSolve, Inc.

Dated: November 5, 2010	By: /s/ Clint Parr
Name: Clint Parr
Title: Chief Executive Officer